UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

ROCK ENERGY RESOURCES , INC.

(Exact name of registrant specified in its charter)

Delaware	0-23022	11-2740461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Richmond, Suite 2100, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:  (713) 954-3600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 30, 2008, Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc. (successor-in-interest to Rock Energy Partners, LP) (the “Company”) entered into a Third Amended Purchase Option Agreement (the “Amended Agreement”) with Santa Maria Pacific, LLC (“SMP”), Gitte-Ten, LLC d/b/a Phoenix Energy, LLC (“PEL”), NW Casmalia Properties, LLC (“NWCP”) and Orcutt Properties, LLC (“OPL” and, along with SMP, PEL and NWCP, the “SMP Parties”), pursuant to which the parties amended that certain Purchase Option Agreement, dated as of December 14, 2007 (the “Original Agreement”).  Under the terms of the Original Agreement, the Company was granted three separate options (each an “Option”) it could exercise in order to acquire a specific assignment of interests in certain wells, units or leases owned by each of OPL and NWCP (collectively, the “Interests”).  The Company was required to exercise (i) Option A by June 30, 2008, (ii) Option B by September 30, 2008 and (iii) Option C by December 31, 2008.  The Company would pay $8,333,333 to the SMP Parties for each Option it exercised.

The Amended Agreement amended the Original Agreement by providing that all of the Interests may be acquired by the Company pursuant to the exercise of only two Options instead of three.  The Interests to be transferred to the Company in the event it exercises all of its Options remain exactly the same, but the Amended Agreement redistributes such Interests into just two Options rather than into the three Options described in the Original Agreement.  In addition, the purchase price for the Company to exercise each of the two Options increases from $8,333,333 per Option to $12,500,000 per Option.  Finally, the Amended Agreement also amends the exercise dates in the Original Agreement so that the Company is required to exercise the new Option A by October 31, 2008 and the new Option B by January 5, 2009.

In addition, on June 30, 2008 the Company entered into an Amendment to the Extension Option Agreement dated April 14, 2008 which amended the deadline for the Company to exercise its option to purchase a 10% working interest in the Orcutt and NW Casmalia fields in California from June 30, 2008 to July 15, 2008.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

10.1*

Third Amended Purchase Option Agreement by and among the Company, Santa Maria Pacific, LLC, Gitte-Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC dated as of June 30, 2008.

10.2

Purchase Option Agreement by and among the Company, Santa Maria Pacific, LLC, Gitte-Ten, LLC, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC dated as of December 14, 2007 (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on January 3, 2008.)

10.3*

Extension Option Agreement dated effective April 14, 2008 by and among Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc. (successor-in-interest to Rock Energy Partners, LP), Santa Maria Pacific, LLC, Gitte-

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Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC.

10.4*

Amendment to Extension Option Agreement dated as of June 30, 2008 by and among Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc. (successor-in-interest to Rock Energy Partners, LP), Santa Maria Pacific, LLC, Gitte-Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC.

* Filed herewith

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rock Energy Resources, Inc.
(Registrant)

By:	/s/Rocky V. Emery
Rocky V. Emery
Chief Executive Officer

Date:	July 8, 2008

EXHIBIT INDEX

Exhibit Number	Document Description

10.1*

Third Amended Purchase Option Agreement dated as of June 30, 2008 by and among Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc. (successor-in-interest to Rock Energy Partners, LP), Santa Maria Pacific, LLC, Gitte-Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC.

10.2

Purchase Option Agreement dated as of December 14, 2007 by and among the Company, Santa Maria Pacific, LLC, Gitte-Ten, LLC, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed on January 3, 2008.)

10.3*

Extension Option Agreement dated effective April 14, 2008 by and among Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc. (successor-in-interest to Rock Energy Partners, LP), Santa Maria Pacific, LLC, Gitte-Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC.

10.4*

Amendment to Extension Option Agreement dated as of June 30, 2008 by and among Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc. (successor-in-interest to Rock Energy Partners, LP), Santa Maria Pacific, LLC, Gitte-Ten, LLC d/b/a Phoenix Energy, LLC, NW Casmalia Properties, LLC and Orcutt Properties, LLC.

*  Filed Herewith